UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 5, 2013

Commission File Number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, Florida	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 8, 2013, Office Depot, Inc. (“Office Depot”) filed with the Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that on November 5, 2013, Office Depot, together with its wholly-owned subsidiaries Dogwood Merger Sub Inc. and Dogwood Merger Sub LLC, had completed its previously announced merger of equals transaction with OfficeMax Incorporated (“OfficeMax”) and its subsidiaries, Mapleby Holdings Merger Corporation and Mapleby Merger Corporation (the “Merger”). In the Initial Form 8-K, Office Depot stated its intention to file the historical financial statements of OfficeMax and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the Initial Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment No. 1”) amends the Initial 8-K in order to provide the required financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Filed by OfficeMax with the SEC on February 25, 2013 on Form 10-K and incorporated by reference herein is the following exhibit:

99.1	Audited consolidated balance sheets of OfficeMax as of December 29, 2012 and December 31, 2011, the related audited consolidated statements for each of the years in the three-year period ended December 29, 2012 and the related notes to such audited consolidated financial statements.

Filed by OfficeMax with the SEC on November 5, 2013 on Form 10-Q and incorporated by reference herein is the following exhibit:

99.2	Unaudited consolidated balance sheets of OfficeMax as of September 28, 2013, the related unaudited consolidated statements for the three-month period ended September 28, 2013 and the nine-month period ended September 28, 2013, and the three-month period ended September 29, 2012 and the nine-month period ended September 29, 2012 and the related notes to such unaudited consolidated financial statements.

(b) Pro Forma Financial Information.

Attached hereto and included herein is the following exhibit:

99.3	(i) Unaudited pro forma condensed combined balance sheet which gives effect to the Merger as if it had occurred on September 28, 2013;

(ii) The related unaudited pro forma condensed combined statements for the nine-month period ended September 28, 2013 and the year ended December 29, 2012, which gives effect to (a) the Merger, as if it had occurred on January 1, 2012 and (b) the sale of Office Depot’s investment in Office Depot de México, S.A. de C.V. to Grupo Gigante, S.A.B. de C.V. which was completed on July 9, 2013, as if it had occurred on January 1, 2012; and

(iii) The related notes to the unaudited pro forma condensed combined financial statements.

(d) Exhibits.

The following exhibits are hereby filed as part of this Amendment No. 1:

Exhibit Number	Description

Exhibit 23.1	Consent of KPMG LLP, independent auditor for OfficeMax.

Exhibit 99.1	Audited consolidated balance sheets of OfficeMax as of December 29, 2012 and December 31, 2011, the related audited consolidated statements for each of the years in the three-year period ended December 29, 2012 and the related notes to such audited consolidated financial statements (incorporated by reference to the Form 10-K filed with the SEC on February 25, 2013).

Exhibit 99.2	Unaudited consolidated balance sheets of OfficeMax as of September 28, 2013, the related unaudited consolidated statements for the three-month period ended September 28, 2013 and the nine-month period ended September 28, 2013, and the three-month period ended September 29, 2012 and the nine-month period ended September 29, 2012 and the related notes to such unaudited consolidated financial statements (incorporated by reference to the Form 10-Q filed with the SEC on November 5, 2013).

Exhibit 99.3

(i) Unaudited pro forma condensed combined balance sheet which gives effect to the Merger as if it had occurred on September 28, 2013;

(ii) The related unaudited pro forma condensed combined statements for the nine-month period ended September 28, 2013 and the year ended December 29, 2012, which gives effect to (a) the Merger, as if it had occurred on January 1, 2012 and (b) the sale of Office Depot’s investment in Office Depot de México, S.A. de C.V. to Grupo Gigante, S.A.B. de C.V. which was completed on July 9, 2013, as if it had occurred on January 1, 2012; and

(iii) The related notes to the unaudited pro forma condensed combined financial statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

OFFICE DEPOT, INC.
Dated: January 21, 2014

	By:	/s/ Elisa D. Garcia C.
Elisa D. Garcia C.
Executive Vice President,
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of KPMG LLP, independent auditor for OfficeMax.

Exhibit 99.1	Audited consolidated balance sheets of OfficeMax as of December 29, 2012 and December 31, 2011, the related audited consolidated statements for each of the years in the three-year period ended December 29, 2012 and the related notes to such audited consolidated financial statements (incorporated by reference to the Form 10-K filed with the SEC on February 25, 2013).

Exhibit 99.2	Unaudited consolidated balance sheets of OfficeMax as of September 28, 2013, the related unaudited consolidated statements for the three-month period ended September 28, 2013 and the nine-month period ended September 28, 2013, and the three-month period ended September 29, 2012 and the nine-month period ended September 29, 2012 and the related notes to such unaudited consolidated financial statements (incorporated by reference to the Form 10-Q filed with the SEC on November 5, 2013).

Exhibit 99.3

(i) Unaudited pro forma condensed combined balance sheet which gives effect to the Merger as if it had occurred on September 28, 2013;

(ii) The related unaudited pro forma condensed combined statements for the nine-month period ended September 28, 2013 and the year ended December 29, 2012, which gives effect to (a) the Merger, as if it had occurred on January 1, 2012 and (b) the sale of Office Depot’s investment in Office Depot de México, S.A. de C.V. to Grupo Gigante, S.A.B. de C.V. which was completed on July 9, 2013, as if it had occurred on January 1, 2012; and

(iii) The related notes to the unaudited pro forma condensed combined financial statements.